                GMACM REVOLVING HOME EQUITY LOAN TRUST, 1999-1


November 30, 1999 - 3:06

  Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                           BEAR STEARNS

BEAR STEARNS                                 Bear, Stearns & Co. Inc.
ATLANTA-BOSTON-CHICAGO                       ASSET-BACKED SECURITIES GROUP
DALLAS-LOS ANGELES-NEW YORK-SAN FRANCISCO    245 Park Avenue
FRANKFORT-GENEVA-HONG KONG                   New York, N.Y. 10167
LONDON-PARIS-TOKYO                           (212) 272-2000; (212) 272-7294 fax


                      IRWIN HOME EQUITY LOAN TRUST 1999-3
                            COMPUTATIONAL MATERIALS

FAX TO:                                                     DATE:       12/2/99
COMPANY:                                   # PAGES (incl. cover):       34
FAX NO:                                                 PHONE NO:
FROM:                                                   PHONE NO:

 STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER
                                  INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.






Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials: Preliminary Term Sheet (Page 1 of 6)


                         $[200,000,000] (APPROXIMATE)

ISSUER:                  Irwin Home Equity Loan Trust 1999-3 (the "Trust")

DEPOSITOR:                       Bear Stearns Asset Backed Securities, Inc.

SELLER:                          Irwin Funding Corp.

ORIGINATOR:                      Irwin Home Equity Corporation

CREDIT ENHANCER:                 AMBAC ASSURANCE CORPORATION (THE "CREDIT
                                   ENHANCER")

LEAD UNDERWRITER:                Bear, Stearns & Co. Inc.

CO UNDERWRITER:                  Prudential Securities

MASTER SERVICER:                 Irwin Union Bank and Trust Company (the
                                 "Master Servicer" or "IUB").

INDENTURE TRUSTEE:               Norwest Bank Minnesota, National Association

OWNER TRUSTEE:                   Wilmington Trust Company

THE TERM NOTES:                  Irwin Home Equity  Loan Trust  1999-3 will
                                 issue 3 classes of Home Equity  Loan-Backed
                                 Term Notes,  Series  1999-3 (the Class A-1,
                                 Class A-2 and Class A-3 Notes (the "Notes")).


CHARACTERISTICS OF THE TERM NOTES (A), (B), (C)

                   APPROXIMATE
                      ORIGINAL                AVG LIFE    PRINCIPAL    PRINCIPAL
OFFERED              PRINCIPAL                 TO CALL     LOCKOUT      WINDOW         RATINGS       COLLATERAL TYPE
SECURITIES             BALANCE    COUPON       (YEARS)     (MONTHS)    (MONTHS)     (MOODY'S/S&P)

Class A-1 Notes    $ 98,000,000      Fixed         4.01           4          115      Aaa/AAA           HE Fixed
Class A-2 Notes    $ 52,000,000      Fixed         3.61        None          118      Aaa/AAA          HLTV Fixed
Class A-3 Notes    $ 50,000,000  Floater(d)        3.95        None          146      Aaa/AAA          HLTV HELOC

NOTE:    (a)       100%  Prepayment  Assumption:  Group I Loans:  [19%] CPR; Group II Loans:  [17%] CPR; Group III Loans:
                   [19%] CPR less [2%] constant draw rate ("CDR").
         (b)       Transaction priced to 10% clean-up call;
         (c)       100% principal and interest guaranty by the Credit Enhancer
         (d)       The lesser of (I) One-Month LIBOR plus [___%] per annum, (II) the Net Loan Rate and (III) [14.50]% per annum.





Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials: Preliminary Term Sheet (Page 2 of 6)


THE VARIABLE FUNDING NOTES:        Home Equity Loan-Backed Variable Funding
                                   Notes, Series 1999-3 (the "Variable Funding
                                   Notes" and, together with the Term Notes, the "Notes"). The Variable Funding Notes are not offered hereby.

THE CERTIFICATES:                  Home Equity Loan-Backed Certificates,
                                   Series 1999-3 (the "Certificates" and,
                                   together with the Notes, the "Securities").
                                   The Certificates are not offered hereby.

OFFERING:                          The Notes will be issued publicly from a
                                   shelf registration established by the
                                   Depositor.

FORM OF REGISTRATION:              Book-Entry form, same day funds through DTC.

PREPAYMENT PRICING
SPEED ASSUMPTION:                  Group I Loans: [19%] CPR; Group II Loans:
                                   [17%] CPR; Group III Loans: [19%] CPR less
                                   [2%] CDR.

CLOSING DATE:                      [On or about December 15, 1999. Settlement
                                   Date with investor on or about December 21, 1999.]

CUT-OFF DATE:                      As of the close of business on November 30,
                                   1999.

STATISTICAL CUT-OFF DATE:          As of the close of business on October 31,
                                   1999.

PAYMENT DATE:                      The 25th day of each month (or the next
                                   succeeding business day), commencing in
                                   January 2000.

PAYMENT DELAY:                     The Class A-1 and Class A-2 Notes have a
                                   payment delay of 24 days. The Class A-3
                                   Notes will not have a payment delay.

NOTE RATE:                         With the exception of the Class A-3 Notes,
                                   interest will accrue on the Notes at a
                                   fixed rate during the month prior to the month of the related Payment Date (or from the Cut-off Date to the end of such month in the case of the first Payment Date) based on an assumed year of 360 days, consisting of 12 30-day months.

                                   With respect to any Payment Date, the Class
                                   A-3 Notes will be entitled to interest
                                   accrued from and including the preceding
                                   Payment Date (or from the Closing Date in the case of the first Payment Date) to and including the day prior to the then current Payment Date (the "Class A-3 Accrual Period") at the Class A-3 Note Rate on the aggregate principal balance of the Class A-3 Notes based as the actual number of days elapsed during the Class A-3 Accrual Period.

                                   The coupon on the Class A-3 Notes will be equal to the lesser of (a) 1-month LIBOR + [____]% per annum, (b) the Net Loan Rate and (c) [14.50]% per annum, payable monthly.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials: Preliminary Term Sheet (Page 3 of 6)


NET LOAN RATE:                     With respect to any Payment Date and Loan
                                   Group I, II or III, the weighted average of the loan rates of the mortgage loans in each such Loan Group net of the premium rate on the Policy, the fee of the servicer and, beginning on the thirteenth Payment
                                   Date, 0.50% based on an assumed year of 360 days, consisting of 12 30-day months.

PRIORITY OF PAYMENTS:              On each Payment Date, principal and
                                   interest collections will be allocated on a group by group basis from the payment account, together with any insured payment by the Credit Enhancer, in the following order of priority:

                                   (1)  To pay any prepayment penalties
                                        collected on the Mortgage Loans to the
                                        holder of the Certificates;
                                   (2)  To pay accrued and unpaid interest due
                                        on the Notes;
                                   (3)  During the amortization periods, to
                                        pay principal on the Class A-1, Class
                                        A-2 and Class A-3 Notes, concurrently,
                                        in an amount equal to the principal
                                        distribution amount for such Payment
                                        Date and with respect to the related
                                        loan group (which distribution amount
                                        will include any liquidation loss
                                        amounts on such Payment Date plus any
                                        liquidation loss amounts remaining
                                        undistributed from any prior Payment
                                        Date);
                                   (4)  To pay the Credit Enhancer the accrued
                                        and unpaid premium for the Policy;
                                   (5)  To reimburse the Credit Enhancer for
                                        any prior draws on the Policy;
                                   (6)  To the extent of remaining group
                                        excess spread, to pay as additional
                                        principal on the related class of
                                        Notes, an amount necessary to increase
                                        the amount of related group
                                        overcollateralization to the required
                                        group overcollateralization amount;
                                   (7)  To the extent of remaining group
                                        excess spread, to the reserve fund, an
                                        amount necessary to increase the
                                        amount of aggregate
                                        overcollateralization to the required
                                        aggregate overcollateralization
                                        amount;
                                   (8)  To pay the Credit Enhancer any other
                                        amounts owed pursuant to the Insurance
                                        Agreement;
                                   (9)  To pay any accrued and unpaid interest
                                        on the Notes from any prior Payment
                                        Date, together with interest thereon
                                        at the applicable Note Rate;
                                   (10) To pay the Indenture Trustee any
                                        amount owing it under the Indenture
                                        and to pay its trustee fee; and
                                   (11) To pay any remaining amounts to the
                                        holder of the Certificates
                                        representing the beneficial ownership
                                        interests in the Trust.

THE ASSETS OF THE TRUST:           The assets of the Trust will primarily
                                   consist of a pool of (i) conventional,
                                   fixed-rate, closed-end home equity loans


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials: Preliminary Term Sheet (Page 4 of 6)

                                   secured by first or second priority liens
                                   (the "Group I Loans"), fixed-rate,
                                   closed-end home equity loans with combined loan-to-value ratios in excess of 100% secured by first, second or third priority liens (the "Group II Loans") and adjustable-rate home equity revolving credit line loans with combined loan-to-value ratios in excess of 100% secured by first, second or third priority liens (the "Group III Loans") sold to the Issuer and pledged to the Indenture Trustee as of the Closing Date (the "Initial Mortgage Loans") and (ii) funds on deposit in the Pre-Funding Account to be used to acquire mortgage loans subsequent to the Closing Date (the "Subsequent Mortgage Loans", and together with the Initial Mortgage Loans, the "Mortgage Loans"). The Mortgage Loans will be secured by mortgages, deeds of trust or other similar security instruments.

MASTER SERVICING FEE:              The servicing fee to be paid to the Master
                                   Servicer as compensation for servicing the mortgage loans will be (i) [0.50%] per annum for mortgage loans secured by first priority liens, (ii) [0.75%] per annum for mortgage loans secured by second priority liens and (iii) [2.00%] per annum for certain low balance loans in Loan Group II and Loan Group III. The servicing fee will be computed and payable monthly.

PRE-FUNDING ACCOUNT:               On the Closing Date, approximately
                                   [$33,186,171] will be deposited into an
                                   account (the "Pre-Funding Account"), which amount will be funded from the proceeds of the sale of the Notes. The Seller will be obligated to sell Subsequent Mortgage Loans existing as of the Cut-off Date to the Trust and the Trust will be obligated, subject to the consent of the Credit
                                   Enhancer, to purchase the Subsequent
                                   Mortgage Loans during the period from the Closing Date until the earlier of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $100,000,
                                   (ii) [April 30], 1999 (the "Pre-Funding
                                   Period") and (iii) the occurrence of a
                                   servicer default under the Sale and
                                   Servicing Agreement. The Subsequent
                                   Mortgage Loans, as well as the Initial
                                   Mortgage Loans, will conform to certain
                                   specified characteristics. Amounts on
                                   deposit in the Pre-Funding Account will be invested in Permitted Investments.
                                   "Permitted Investments" are specified in the Indenture and are generally limited to investments that meet the criteria of the Credit Enhancer. Any amount remaining in the Pre-Funding Account at the end of the Pre-Funding Period will be used to prepay the Notes.

CAPITALIZED INTEREST ACCOUNT:      On the Closing Date, the Seller, if
                                   required by the Credit Enhancer, will make a cash deposit from the proceeds of the sale of the Notes into an account held by the Indenture Trustee (the "Capitalized
                                   Interest Account"), unless a letter of




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials: Preliminary Term Sheet (Page 5 of 6)


                                   credit evidencing the availability of such amount is delivered to the Owner Trustee on the Closing Date. Any letter of credit must be in form and substance, and from a provider, acceptable to the Credit Enhancer. Amounts on deposit in the Capitalized Interest Account will be withdrawn, or drawings under such letter of credit will be made, on each Payment Date during the Pre-Funding Period to fund portions of the interest payments on the Notes to the extent set forth in the Indenture and the Sale and Servicing Agreement.

CREDIT ENHANCEMENT:                Credit enhancement with respect to the
                                   Notes will be provided by (1) excess
                                   spread, (2) overcollateralization and (3) the Ambac Insurance Policy.

EXCESS SPREAD:                     The weighted average Mortgage Loan Rate is
                                   generally expected to be higher than the sum of (a) the servicing fees, (b) the weighted average Note Rate and (c) the premium payable to the Credit Enhancer. On each Payment Date, excess spread generated during the related collection period will be available to cover losses and build overcollateralization on such Payment Date.

OVERCOLLATERALIZATION:             Excess spread will be applied, to the
                                   extent available, to make accelerated
                                   payments of principal to the securities
                                   then entitled to receive payments of
                                   principal; such application will cause the aggregate principal balance of the Notes to amortize more rapidly than the Mortgage
                                   Loans, resulting in overcollateralization.
                                   Prior to the Stepdown Date, the "Required
                                   Overcollateralization Amount" will be equal to approximately [8.00]% of the original
                                   Pool Principal Balance. On or after the
                                   Stepdown Date, the "Required
                                   Overcollateralization Amount" will be
                                   permitted to decrease to approximately
                                   [16.00]% of the current Pool Principal
                                   Balance of the Mortgage Loans, subject to a floor of [0.50]% of the original Pool
                                   Principal Balance.

AMBAC INSURANCE POLICY:            The Credit Enhancer will unconditionally
                                   and irrevocably guarantee: (a) timely
                                   payment of interest, (b) the amount of any losses not covered by excess spread or overcollateralization, and (c) the payment of any outstanding principal on the Notes on their respective final scheduled maturity date. The Ambac Insurance Policy is not cancelable for any reason.

STEPDOWN DATE:                     The Stepdown Date is the Payment Date
                                   occurring on the later of:

                                   (1) the first Payment Date after [June 25,
                                       2002] (i.e. on the [31st] Payment Date);
                                       and

                                   (2) the first Payment Date on which the
                                       current Pool Principal Balance has been
                                       reduced to an amount less than or equal
                                       to 50% of the original Pool Principal
                                       Balance.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials: Preliminary Term Sheet (Page 6 of 6)



OPTIONAL REDEMPTION:               The Master Servicer may, at its option,
                                   effect an early redemption or termination of the Notes on or after any Payment Date when the current Pool Principal Balance declines to 10% or less of the original
                                   Pool Principal Balance of the Mortgage
                                   Loans (the "Step-Up Date").

TAX STATUS:                        For federal income tax purposes, the Notes
                                   will be characterized as indebtedness of the Issuer.

ERISA ELIGIBILITY:                 The Depositor expects that the Notes may be
                                   purchased by employee benefit plans subject to the requirements of ERISA.

SMMEA TREATMENT:                   The Notes will not constitute "mortgage
                                   related securities" for purposes of SMMEA because, among other reasons, a majority of the mortgages securing the Mortgage Loans are not first mortgages.



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 1 of 27)


COLLATERAL SUMMARY
GROUP I LOANS (AS OF THE STATISTICAL CUT-OFF DATE)

TOTAL NUMBER OF LOANS:                                                                              1,907

TOTAL OUTSTANDING LOAN BALANCE:                                                            $81,922,554.82

AVERAGE LOAN PRINCIPAL BALANCE:                                                                $42,958.86

WA COUPON:                                                                                        11.576%
                                                                                       (7.25% to 19.400%)

WA REMAINING TERM TO MATURITY (MONTHS):                                                               229
                                                                                               (7 to 361)

WA ORIGINAL TERM TO STATED MATURITY (MONTHS):                                                         232
                                                                                             (120 to 361)

WA CLTV:                                                                                           91.04%

WA DEBT-TO-INCOME:                                                                                 41.40%

LIEN POSITION:                                                        First Lien:                  31.42%
                                                                     Second Lien:                  68.58%

PROPERTY TYPE:                                                       Condominium:                   4.36%
                                                                    Multi-Family:                   0.85%
                                                        Planned Unit Development:                   6.47%
                                                          Single-Family Dwelling:                  88.33%

OCCUPANCY STATUS:                                                 Owner Occupied:                  98.67%
                                                                     Second Home:                   1.33%

GEOGRAPHIC DISTRIBUTION:                                                      CA:                  30.80%
(states not listed individually account                                       FL:                  10.40%
for less than 5.00% of the Mortgage                                           NJ:                   6.49%
Loan principal balance)                                                       MI:                   5.69%
                                                                              IL:                   5.36%
                                                                              VA:                   5.17%
                                                                              WA:                   5.14%

CREDIT QUALITY                                                         Excellent:                  75.19%
(per Irwin's Guideline)                                                 Superior:                  16.77%
                                                                            Good:                   5.59%
                                                                            Fair:                   1.84%
                                                                              NP:                   0.61%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 2 of 27)


COLLATERAL SUMMARY
GROUP II LOANS (AS OF THE STATISTICAL CUT-OFF DATE)

TOTAL NUMBER OF LOANS:                                                                              1,326

TOTAL OUTSTANDING LOAN BALANCE:                                                            $42,776,444.15

AVERAGE LOAN PRINCIPAL BALANCE:                                                                $32,259.76

WA COUPON:                                                                                        14.623%

                                                                                      (6.000% to 19.900%)

WA REMAINING TERM TO MATURITY (MONTHS):                                                               183
                                                                                              (73 to 301)

WA ORIGINAL TERM TO STATED MATURITY (MONTHS):                                                         186
                                                                                             (120 to 360)

WA CLTV:                                                                                          116.08%

WA DEBT-TO-INCOME:                                                                                 41.08%

LIEN POSITION:                                                        First Lien:                   0.19%
                                                                     Second Lien:                  99.81%

PROPERTY TYPE:                                                       Condominium:                   4.26%
                                                                    Multi-Family:                   0.18%
                                                        Planned Unit Development:                   5.98%
                                                          Single-Family Dwelling:                  89.58%

OCCUPANCY STATUS:                                                 Owner Occupied:                 100.00%

GEOGRAPHIC DISTRIBUTION:                                                      CA:                  18.44%
(states not listed individually account                                       FL:                  12.93%
for less than 5.00% of the Mortgage                                           VA:                   7.71%
Loan principal balance)                                                       IL:                   7.24%
                                                                              OH:                   6.96%
                                                                              MD:                   5.48%
                                                                              NJ:                   5.03%

CREDIT QUALITY                                                         Excellent:                  74.92%
(per Irwin's Guideline)                                                 Superior:                  12.77%
                                                                            Good:                  11.83%
                                                                            Fair:                   0.23%
                                                                              NP:                   0.24%


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 3 of 27)


COLLATERAL SUMMARY
GROUP III LOANS (AS OF THE STATISTICAL CUT-OFF DATE)

TOTAL NUMBER OF LOANS:                                                                                   1,833

TOTAL OUTSTANDING LOAN BALANCE:                                                                 $42,114,829.63

AVERAGE LOAN PRINCIPAL BALANCE:                                                                     $22,975.90

WA COUPON:                                                                                             14.320%

                                                                                           (8.240% to 24.900%)

INDEX:                                                                                                   Prime
WA MARGIN:                                                                                              6.113%
WA LIFETME CAP:                                                                                        21.060%
WA LIFETME FLOOR:                                                                                      12.110%
WA NEXT RATE CHANGE DATE:                                                                              1 month
RATE RESET FREQUENCY:                                                                                  Monthly

WA REMAINING TERM TO MATURITY (MONTHS):                                                                    234
                                                                                                  (175 to 241)

WA ORIGINAL TERM TO STATED MATURITY (MONTHS):                                                              240
                                                                                                  (180 to 250)

WA CLTV:                                                                                               111.97%

WA DEBT-TO-INCOME:                                                                                      44.13%

LIEN POSITION:                                                        First Lien:                        0.05%
                                                                     Second Lien:                       95.44%
                                                                      Third Lien:                        4.51%

PROPERTY TYPE:                                                       Condominium:                        4.80%
                                                                    Multi-Family:                        0.31%
                                                        Planned Unit Development:                        5.80%
                                                          Single-Family Dwelling:                       89.09%

OCCUPANCY STATUS:                                                 Owner Occupied:                       99.66%
                                                                     Second Home:                        0.34%

GEOGRAPHIC DISTRIBUTION:                                                      CA:                       20.80%
(states not listed individually account                                       FL:                       12.35%
for less than 5.00% of the Mortgage                                           VA:                        7.27%
Loan principal balance)                                                       NJ:                        5.50%
                                                                              GA:                        5.30%
                                                                              WA:                        5.18%
                                                                              MD:                        5.04%

CREDIT QUALITY                                                         Excellent:                       78.63%
(per Irwin's Guideline)                                                 Superior:                       12.36%
                                                                            Good:                        6.96%
                                                                            Fair:                        1.19%
                                                                              NP:                        0.75%
                                                                             N/A:                        0.11%



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 4 of 27)


                                                          GROUP I LOANS


                                                          LIEN POSITION

                                         NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
    LIEN  POSITION                         LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

First Lien                                    250               $25,742,644.23                      31.42%
Second Lien                                 1,657                56,179,910.59                      68.58
   Total                                    1,907               $81,922,554.82                    100.00%




                                                     MORTGAGE INTEREST RATES*

                                         NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
    MORTGAGE INTEREST RATES (%)            LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

  7.001      -       7.500                    5                 $576,760.80                  0.70%
  7.501      -       8.000                   16                1,678,874.69                  2.05
  8.001      -       8.500                   46                4,521,516.01                  5.52
  8.501      -       9.000                   79                7,883,768.73                  9.62
  9.001      -       9.500                   91                7,155,348.13                  8.73
  9.501      -      10.000                  113                7,424,405.81                  9.06
  10.001     -      10.500                   96                5,394,209.76                  6.58
  10.501     -      11.000                  107                5,029,658.22                  6.14
  11.001     -      11.500                   91                3,244,141.11                  3.96
  11.501     -      12.000                  119                4,752,902.57                  5.80
  12.001     -      12.500                  114                4,131,915.77                  5.04
  12.501     -      13.000                  170                5,833,325.42                  7.12
  13.001     -      13.500                  116                3,945,493.60                  4.82
  13.501     -      14.000                  167                5,922,762.69                  7.23
  14.001     -      14.500                  142                3,902,053.32                  4.76
  14.501     -      15.000                  153                4,304,260.65                  5.25
  15.001     -      15.500                   81                1,921,156.27                  2.35
  15.501     -      16.000                  110                2,474,913.41                  3.02
  16.001     -      16.500                   28                  550,661.66                  0.67
  16.501     -      17.000                   26                  534,929.26                  0.65
  17.001     -      17.500                   11                  202,149.36                  0.25
  17.501     -      18.000                    7                  186,693.61                  0.23
  18.001     -      18.500                    6                  108,960.05                  0.13
  18.501     -      19.000                   12                  212,378.71                  0.26
  19.001     -      19.500                    1                   29,315.21                  0.04
    Total                                 1,907              $81,922,554.82                100.00%

* The weighted average Mortgage Interest Rate is approximately 11.576% per annum.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 5 of 27)



                                                          GROUP I LOANS

                                                 COMBINED LOAN-TO-VALUE RATIOS *

                                         NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
COMBINED LOAN-TO-VALUE RATIOS (%)        LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

 10.01      -       15.00                    7              $193,761.46                  0.24%
 15.01      -       20.00                    1                24,727.60                  0.03
 20.01      -       25.00                    3               137,669.20                  0.17
 25.01      -       30.00                    3                86,455.81                  0.11
 30.01      -       35.00                    3                86,120.57                  0.11
 35.01      -       40.00                    8               593,909.85                  0.72
 40.01      -       45.00                    4               103,826.77                  0.13
 45.01      -       50.00                    6               246,486.21                  0.30
 50.01      -       55.00                    7               507,028.21                  0.62
 55.01      -       60.00                   15               633,732.64                  0.77
 60.01      -       65.00                   20               976,524.54                  1.19
 65.01      -       70.00                   34             1,832,559.47                  2.24
 70.01      -       75.00                   37             1,722,415.57                  2.10
 75.01      -       80.00                  107             4,961,675.75                  6.06
 80.01      -       85.00                  149             6,250,741.91                  7.63
 85.01      -       90.00                  268            12,258,332.06                 14.96
 90.01      -       95.00                  336            14,268,395.26                 17.42
 95.01      -      100.00                  899            37,038,191.94                 45.21
 Total                                   1,907           $81,922,554.82                100.00%



* The minimum and maximum Combined Loan-to-Value Ratios are approximately 10.20% and 100.00%, respectively, and the weighted average Combined Loan-to-Value Ratio is approximately 91.04%.





Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 6 of 27)

                                                          GROUP I LOANS

                                        STATISTICAL CALCULATION DATE PRINCIPAL BALANCES *

STATISTICAL CALCULATION DATE         NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
PRINCIPAL BALANCES                      LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

   $0.01      -     $25,000.00            709              $3,487,611.52             16.46%
 $25,000.01   -     $50,000.00            768              27,391,576.88             33.44
 $50,000.01   -     $75,000.00            215              13,223,469.90             16.14
 $75,000.01   -    $100,000.00            110               9,700,262.25             11.84
$100,000.01   -    $200,000.00             82              11,278,093.95             13.77
$200,000.01   -    $300,000.00             16               4,058,956.17              4.95
$300,000.01   -    $400,000.00              3                 983,535.23              1.20
$400,000.01   -    $500,000.00              4               1,799,048.92              2.20
        Total                           1,907              $1,922,554.82            100.00%

   * The average Statistical Calculation Date Principal Balance is approximately $42,958.86


                                                  MORTGAGED PROPERTIES SECURING

                                     NUMBER OF    STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
PROPERTY TYPE                          LOANS         PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

Condominium                             88                $,571,574.08                  4.36%
Multi-Family                            20                  693,382.99                  0.85
Planned Unit Development                79                5,299,278.36                  6.47
Single-Family Dwelling                1720               72,358,319.39                 88.33
Total                                1,907              $81,922,554.82                100.00%



                                                ORIGINAL TERM TO STATED MATURITY *

                                     NUMBER OF      STATISTICAL CUT-OFF DATE     PERCENTAGE OF STATISTICAL
ORIGINAL TERM TO STATED MATURITY       LOANS            PRINCIPAL BALANCE         CUT-OFF DATE BALANCE

  61       -        120                 159                 $3,734,682.53                 4.56%
 121       -        180               1,492                 51,175,395.45                62.47
 181       -        240                  28                  1,802,505.58                 2.20
 241       -        300                  43                  2,721,358.59                 3.32
 301       -        360                 185                 22,488,612.67                27.45
Total                                 1,907                $81,922,554.82               100.00%


   * The weighted average Original Term to Stated Maturity is approximately 232 months.




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 7 of 27)


                                                          GROUP I LOANS

                                                   REMAINING TERM TO MATURITY *

                                  NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
REMAINING TERM TO MATURITY         LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

  61       -        120             159            $3,734,682.53                      4.56%
 121       -        180           1,492            51,175,395.45                     62.47
 181       -        240              28             1,802,505.58                      2.20
 241       -        300              43             2,721,358.59                      3.32
 301       -        360             185            22,488,612.67                     27.45
Total                             1,907           $81,922,554.82                   100.00%

   * The weighted average Remaining Term to Maturity is approximately 228 months.




                                                      YEAR OF ORIGINATION *

                                         NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
YEAR OF ORIGINATION                        LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

  1998                                         7                $2,022,980.31                       2.47%
  1999                                     1,900                79,899,574.51                      97.53
 Total                                     1,907               $81,922,554.82                     100.00%


* The earliest month and year of origination is September 1998 and the latest month and year of origination is October 1999.




                                                          OCCUPANCY TYPE

                             NUMBER OF      STATISTICAL CUT-OFF DATE    PERCENTAGE OF STATISTICAL
OCCUPANCY TYPE                 LOANS           PRINCIPAL BALANCE         CUT-OFF DATE BALANCE

Owner Occupied                 1,885              $80,832,016.97                    98.67%
Second Home                       22                1,090,537.85                     1.33
       Total                   1,907              $81,922,554.82                   100.00%



                                                          CREDIT QUALITY

                            NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
CREDIT SCORES                 LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

Excellent                     1,402             $61,596,143.70                        75.19%
Superior                        338              13,736,549.73                        16.77
Good                            137               4,578,926.62                         5.59
Fair                             26               1,507,140.56                         1.84
Other                             4                 503,794.21                         0.61
Total                         1,907             $81,922,554.82                       100.00%





Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 8 of 27)



                                                          GROUP I LOANS

                                    GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES SECURING *

                       NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
STATES                   LOANS           PRINCIPAL BALANCE         CUT-OFF DATE BALANCE

Arizona                     72             $2,586,127.77                 3.16%
California                 470             25,233,766.26                30.80
Florida                    188              8,522,610.53                10.40
Georgia                    102              4,044,424.09                 4.94
Illinois                    87              4,394,984.56                 5.36
Massachusetts               60              2,277,150.34                 2.78
Maryland                    50              1,658,842.37                 2.02
Michigan                   125              4,662,781.16                 5.69
Missouri                    61              1,745,857.74                 2.13
New Jersey                  92              5,313,113.20                 6.49
Ohio                        97              3,376,629.28                 4.12
Oregon                      49              2,079,786.78                 2.54
Pennsylvania                69              1,984,230.62                 2.42
Virginia                   103              4,231,540.01                 5.17
Washington                 104              4,209,155.89                 5.14
Other (<2%)                178              5,601,554.22                 6.84
Total                    1,907            $81,922,554.82               100.00%





Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 9 of 27)



                                                          GROUP I LOANS

                                                      DEBT-TO-INCOME RATIOS*

                                       NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
DEBT-TO-INCOME RATIOS (%)                LOANS           PRINCIPAL BALANCE         CUT-OFF DATE BALANCE

10.01       -       15.00                   3                   $89,865.04                     0.11%
15.01       -       20.00                  29                 1,183,217.23                     1.44
20.01       -       25.00                  84                 2,522,880.42                     3.08
25.01       -       30.00                 168                 5,982,846.92                     7.30
30.01       -       35.00                 272                10,393,499.71                    12.69
35.01       -       40.00                 336                13,308,365.40                    16.25
40.01       -       45.00                 352                15,492,291.66                    18.91
45.01               50.00                 384                17,577,525.76                    21.46
50.01       -       55.00                 276                15,339,239.41                    18.72
         55.01+                             3                    32,823.27                     0.04
Total                                   1,907               $81,922,554.82                   100.00%

   * The weighted average Debt-to-Income Ratios is approximately 41.40%.





Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 10 of 27)




                                                          GROUP II LOANS

                                                          LIEN POSITION

                              NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
LIEN                           LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE
POSITION

First Lien                         2             82,063.52                         0.19
Second Lien                    1,324         42,694,380.63                         99.81
Total                          1,326         42,776,444.15                        100.00



                                                    MORTGAGE INTEREST RATES *

                                         NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
    MORTGAGE INTEREST RATES (%)            LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

5.501      -       6.000                    1                  $47,442.03                        0.11%
7.001      -       7.500                    2                  120,149.22                        0.28
8.001      -       8.500                    3                  123,528.93                        0.29
8.501      -       9.000                    1                   81,991.36                        0.19
9.001      -       9.500                    3                  115,396.54                        0.27
9.501      -      10.000                   10                  505,833.69                        1.18
10.001     -      10.500                   10                  447,392.01                        1.05
10.501     -      11.000                   20                  908,330.09                        2.12
11.001     -      11.500                   31                1,411,524.17                        3.30
11.501     -      12.000                   57                2,513,400.54                        5.88
12.001     -      12.500                   59                2,606,043.69                        6.09
12.501     -      13.000                   62                2,460,044.85                        5.75
13.001     -      13.500                   50                1,984,631.96                        4.64
13.501     -      14.000                  109                4,127,679.17                        9.65
14.001     -      14.500                   77                2,652,696.38                        6.20
14.501     -      15.000                  177                4,850,695.49                       11.34
15.001     -      15.500                   74                2,508,598.56                        5.86
15.501     -      16.000                  138                4,155,013.02                        9.71
16.001     -      16.500                   80                2,293,644.37                        5.36
16.501     -      17.000                   99                2,790,556.72                        6.52
17.001     -      17.500                   78                1,664,567.43                        3.89
17.501     -      18.000                   86                2,014,401.50                        4.71
18.001     -      18.500                   35                  871,424.68                        2.04
18.501     -      19.000                   52                1,209,861.05                        2.83
19.001     -      19.500                    6                  153,582.97                        0.36
19.501     -      20.000                    6                  158,013.73                        0.37
Total                                   1,326              $42,776,444.15                      100.00%

   * The weighted average Mortgage Interest Rate is approximately 14.623% per annum.




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 11 of 27)

                                                          GROUP II LOANS

                                                 COMBINED LOAN-TO-VALUE RATIOS *

                                         NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
    COMBINED LOAN-TO-VALUE RATIOS (%)      LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

10.01      -       15.00                    1                  $11,000.00                        0.03%
45.01      -       50.00                    3                  115,858.87                        0.27
50.01      -       55.00                    1                   47,319.86                        0.11
55.01      -       60.00                    3                   79,756.78                        0.19
60.01      -       65.00                    1                   10,948.50                        0.03
65.01      -       70.00                    4                   52,733.67                        0.12
70.01      -       75.00                    3                   42,387.94                        0.10
75.01      -       80.00                    5                   54,813.16                        0.13
80.01      -       85.00                    7                  135,526.28                        0.32
85.01      -       90.00                    4                   67,730.09                        0.16
90.01      -       95.00                    8                   87,464.25                        0.20
95.01      -       100.00                   7                  102,067.95                        0.24
100.01     -       105.00                 123                3,966,898.94                        9.27
105.01     -       110.00                 183                5,668,287.71                       13.25
110.01     -       115.00                 204                6,221,700.68                       14.54
115.01     -       120.00                 228                7,709,807.53                       18.02
120.01     -       125.00                 535               18,202,310.47                       42.55
125.01     -       130.00                   5                  158,643.81                        0.37
           N/A                              1                   41,187.66                        0.10
    Total                               1,326              $42,776,444.15                     100.00%


   * The weighted average Combined Loan-to-Value Ratio is approximately 116.08%.




Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 12 of 27)


                                                          GROUP II LOANS

                                        STATISTICAL CALCULATION DATE PRINCIPAL BALANCES *

STATISTICAL CALCULATION DATE        NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
 PRINCIPAL BALANCES                  LOANS            PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

   $0.00      -     $25,000.00        551                $10,465,400.32                 24.47%
 $25,000.01   -     $50,000.00        634                 23,053,792.08                 53.89
 $50,000.01   -     $75,000.00        130                  8,340,524.70                 19.50
 $75,000.01   -    $100,000.00         11                    916,727.05                  2.14
    Total                           1,326                $42,776,444.15                100.00%


   * The average Statistical Calculation Date Principal Balance is approximately $32,259.76.




                                                  MORTGAGED PROPERTIES SECURING

                                     NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
PROPERTY TYPE                          LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

Condominium                              59            $1,823,248.53                  4.26%
Multi-Family                              4                76,509.78                  0.18
Planned Unit Development                 63             2,558,828.34                  5.98
Single-Family Dwelling                 1200            38,317,857.50                 89.58
Total                                 1,326           $42,776,444.15                100.00%




                                                ORIGINAL TERM TO STATED MATURITY *

                                         NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
    ORIGINAL TERM TO STATED MATURITY       LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

  61       -        120                    52                $1,385,277.11                       3.24%
 121       -        180                 1,178                37,410,311.65                      87.46
 181       -        240                    54                 1,995,175.28                       4.66
 241       -        300                    41                 1,970,980.11                       4.61
 301       -        360                     1                    14,700.00                       0.03
    Total                               1,326               $42,776,444.15                     100.00%

   * The weighted average Original Term to Stated Maturity is approximately
186 months.







Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 13 of 27)



                                                          GROUP II LOANS

                                                   REMAINING TERM TO MATURITY*

                                  NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
REMAINING TERM TO MATURITY          LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

  61       -        120               52                $1,385,277.11                     3.24%
 121       -        180            1,178                37,410,311.65                    87.46
 181       -        240               54                 1,995,175.28                     4.66
 241       -        300               41                 1,970,980.11                     4.61
 301       -        360                1                    14,700.00                     0.03
    Total                          1,326               $42,776,444.15                  100.00%

   * The weighted average Remaining Term to Maturity is approximately 183 months.




                                                      YEAR OF ORIGINATION *

                                         NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
YEAR OF ORIGINATION                        LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

1998                                         125                $4,907,190.99                 11.47%
1999                                       1,201                37,869,253.16                 88.53
Total                                      1,326               $42,776,444.15                100.00%


* The earliest month and year of origination is May 1998 and the latest month and year of origination is October 1999.





                                                          OCCUPANCY TYPE

                                     NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
OCCUPANCY TYPE                         LOANS           PRINCIPAL BALANCE         CUT-OFF DATE BALANCE

Owner Occupied                         1,326            $42,776,444.15                      100.00%
Total                                  1,326            $42,776,444.15                      100.00%




                                                          CREDIT QUALITY

                               NUMBER OF    STATISTICAL CUT-OFF DATE        PERCENTAGE OF STATISTICAL
CREDIT SCORES                    LOANS         PRINCIPAL BALANCE               CUT-OFF DATE BALANCE

Excellent                         885         $32,049,925.25                            74.92%
Superior                          211           5,463,794.16                            12.77
Good                              221           5,061,585.90                            11.83
Fair                                5             100,335.76                             0.23
Other                               4             100,803.08                             0.24
Total                           1,326         $42,776,444.15                          100.00%







Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 14 of 27)




                                                          GROUP II LOANS

                                    GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES SECURING *

                                         NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
    STATES                                 LOANS           PRINCIPAL BALANCE         CUT-OFF DATE BALANCE

Arizona                                        57             $2,092,920.74                         4.89%
California                                    225              7,886,704.52                        18.44
Florida                                       166              5,533,096.08                        12.93
Georgia                                        70              1,860,995.47                         4.35
Illinois                                       85              3,095,469.30                         7.24
Maryland                                       77              2,344,682.82                         5.48
Michigan                                       66              1,835,937.38                         4.29
Missouri                                       35                877,084.32                         2.05
New Jersey                                     58              2,152,314.87                         5.03
Ohio                                           95              2,975,496.70                         6.96
Pennsylvania                                   78              1,966,014.67                         4.60
Virginia                                       98              3,296,660.26                         7.71
Washington                                     49              1,833,182.87                         4.29
Other (< 2%)                                  167              5,025,884.15                        11.74
Total                                       1,326            $42,776,444.15                       100.00%


                                                      DEBT-TO-INCOME RATIOS*

                                           NUMBER OF     STATISTICAL CUT-OFF DATE  PERCENTAGE OF STATISTICAL
    DEBT-TO-INCOME RATIOS (%)                LOANS          PRINCIPAL BALANCE        CUT-OFF DATE BALANCE

  10.01       -       15.00                   2                $24,883.34                       0.06%
  15.01       -       20.00                   8                193,267.30                       0.45
  20.01       -       25.00                  51              1,290,343.37                       3.02
  25.01       -       30.00                  82              2,554,124.81                       5.97
  30.01       -       35.00                 188              5,696,364.39                      13.32
  35.01       -       40.00                 264              8,261,442.61                      19.31
  40.01       -       45.00                 307             10,202,178.12                      23.85
  45.01       -       50.00                 282              9,451,472.83                      22.10
  50.01       -       55.00                 127              4,794,071.79                      11.21
           55.01+                            15                308,295.59                       0.72
    Total                                 1,326            $42,776,444.15                     100.00%

   * The weighted average Debt-to-Income Ratios is approximately 41.08%.







Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 15 of 27)



                                                         GROUP III LOANS

                                                          LIEN POSITION

                                         NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
    LIEN POSITION                          LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

First Lien                                      2                   $22,000.00                0.05%
Second Lien                                 1,663                40,193,523.63                95.44
Third Lien                                    168                 1,899,306.00                 4.51
Total                                       1,833               $42,114,829.63              100.00%




                                                    MORTGAGE INTEREST RATES *

                                         NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
    MORTGAGE INTEREST RATES (%)            LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

   8.001     -       8.500                    6          $232,161.20                       0.55%
   8.501     -       9.000                    5           267,877.23                       0.64
   9.001     -       9.500                    6           286,375.41                       0.68
   9.501     -      10.000                    5           228,958.96                       0.54
  10.001     -      10.500                    6           262,689.76                       0.62
  10.501     -      11.000                    6           325,802.51                       0.77
  11.001     -      11.500                   19           894,560.85                       2.12
  11.501     -      12.000                   34         1,513,933.62                       3.59
  12.001     -      12.500                   47         2,134,930.48                       5.07
  12.501     -      13.000                   58         2,588,456.83                       6.15
  13.001     -      13.500                   88         3,405,574.79                       8.09
  13.501     -      14.000                  122         4,441,494.92                      10.55
  14.001     -      14.500                  110         3,940,079.58                       9.36
  14.501     -      15.000                  287         5,268,920.44                      12.51
  15.001     -      15.500                  428         6,265,254.00                      14.88
  15.501     -      16.000                  250         3,859,510.51                       9.16
  16.001     -      16.500                  239         3,175,689.14                       7.54
  16.501     -      14.000                   48         1,264,514.53                       3.00
  17.001     -      14.500                   32           819,078.84                       1.94
  17.501     -      15.000                   17           417,717.23                       0.99
  18.001     -      15.500                   14           316,851.16                       0.75
  18.501     -      16.000                    1            21,700.00                       0.05
  19.001     -      16.500                    4           153,149.76                       0.36
  24.501     -      25.000                    1            29,547.88                       0.07
Total                                     1,833       $42,114,829.63                     100.00%

   * The weighted average Mortgage Interest Rate is approximately 14.320% per annum.







Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 16 of 27)



                                                         GROUP III LOANS

                                                          GROSS MARGIN *

                                  NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
    GROSS MARGINS (%)               LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

0.000       -      0.500               5                  $243,726.84               0.58%
0.501       -      1.000               8                   407,818.41               0.97
1.001       -      1.500               4                   203,871.27               0.48
1.501       -      2.000               3                    99,372.39               0.24
2.001       -      2.500               8                   403,555.91               0.96
2.501       -      3.000              12                   582,966.14               1.38
3.001       -      3.500              25                 1,186,036.13               2.82
3.501       -      4.000              58                 2,583,573.46               6.13
4.001       -      4.500              46                 2,050,052.97               4.87
4.501       -      5.000              72                 2,877,011.10               6.83
5.001       -      5.500             107                 4,321,436.93              10.26
5.501       -      6.000             115                 3,752,629.72               8.91
6.001       -      6.500             111                 3,844,110.30               9.13
6.501       -      7.000             476                 7,035,373.64              16.71
7.001       -      7.500             225                 3,846,314.27               9.13
7.501       -      8.000             375                 4,668,442.23              11.09
8.001       -      8.500              99                 1,734,913.46               4.12
8.501       -      9.000              40                 1,168,579.89               2.77
9.001       -      9.500              18                   448,654.44               1.07
9.501       -     10.000              16                   361,095.52               0.86
        10.001+                       10                   295,294.61               0.70
Total                              1,833               $42,114,829.63             100.00%


   * The weighted average Gross Margin is approximately 6.113% per annum.








Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 17 of 27)


                                                         GROUP III LOANS

                                                       LIFETIME RATE CAPS *

                                 NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
  LIFETIME RATE CAPS (%)           LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

15.501      -     16.000           7                    $240,782.39                     0.57%
16.001      -     16.500           5                     245,121.37                     0.58
16.501      -     17.000           3                     145,373.17                     0.35
17.001      -     17.500           8                     391,947.19                     0.93
17.501      -     18.000         411                   8,155,223.05                    19.36
18.001      -     18.500           7                     378,822.35                     0.90
18.501      -     19.000          13                     552,457.22                     1.31
19.001      -     19.500          21                   1,024,489.75                     2.43
19.501      -     20.000         125                   4,555,927.48                    10.82
20.001      -     20.500          39                   1,818,098.53                     4.32
20.501      -     21.000         194                   4,395,582.94                    10.44
21.001      -     21.500          57                   2,324,996.49                     5.52
21.501      -     22.000          75                   2,588,829.61                     6.15
22.001      -     22.500          58                   1,910,340.76                     4.54
22.501      -     23.000         421                   6,111,636.38                    14.51
23.001      -     23.500          44                   1,228,443.95                     2.92
23.501      -     24.000         255                   3,510,272.93                     8.34
        24.001+                   90                   2,536,484.07                     6.02
    Total                      1,833                 $42,114,829.63                  100.00%


   * The weighted average Lifetime Rate Cap is approximately 21.060% per annum









Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 18 of 27)

                                                         GROUP III LOANS

                                                      LIFETIME RATE FLOORS *

                                         NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
         LIFETIME RATE FLOORS (%)          LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

 0.000      -      6.500                   9                  $384,445.23                       0.91%
 6.501      -      7.000                   3                   145,373.17                       0.35
 7.001      -      7.500                   9                   415,709.35                       0.99
 7.501      -      8.000                   4                   143,113.70                       0.34
 8.001      -      8.500                   9                   480,774.29                       1.14
 8.501      -      9.000                  15                   695,929.98                       1.65
 9.001      -      9.500                  25                 1,148,847.52                       2.73
 9.501      -     10.000                  41                 1,744,014.96                       4.14
10.001      -     10.500                  53                 2,500,400.63                       5.94
10.501      -     11.000                  73                 2,827,793.59                       6.71
11.001      -     11.500                  83                 3,424,843.44                       8.13
11.501      -     12.000                 133                 4,667,014.62                      11.08
12.001      -     12.500                  92                 3,102,090.43                       7.37
12.501      -     13.000                 643                 9,427,928.32                      22.39
13.001      -     13.500                  67                 1,831,902.48                       4.35
13.501      -     14.000                 439                 5,658,429.69                      13.44
14.001      -     14.500                  41                 1,036,609.42                       2.46
14.501      -     15.000                  45                 1,225,338.24                       2.91
15.001      -     15.500                  16                   398,980.44                       0.95
15.501      -     16.000                  21                   542,305.27                       1.29
16.001      -     16.500                   7                   138,135.10                       0.33
16.501      -     17.000                   2                    91,249.76                       0.22
17.001      -     17.500                   3                    83,600.00                       0.20
    Total                              1,833               $42,114,829.63                     100.00%


   * The weighted average Lifetime Rate Floor is approximately 12.110% per annum











Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 19 of 27)


                                                         GROUP III LOANS

                                                 CREDIT LIMIT UTILIZATION RATES*

                                         NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
    CREDIT LIMIT UTILIZATION RATES (%)     LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

 0.000      -     10.000                   3                  $4,716.17                         0.01%
10.001      -     15.000                   1                   4,392.67                         0.01
20.001      -     25.000                   1                  17,041.96                         0.04
25.501      -     30.000                   1                   9,435.10                         0.02
30.001      -     35.000                   1                   8,096.50                         0.02
35.501      -     40.000                   4                  48,723.92                         0.12
45.501      -     50.000                   4                  37,012.40                         0.09
50.001      -     55.000                   4                  42,230.41                         0.10
55.501      -     60.000                   6                 113,460.85                         0.27
60.001      -     65.000                   5                 103,189.70                         0.25
65.501      -     70.000                   9                 251,838.36                         0.60
70.001      -     75.000                   8                 232,889.09                         0.55
75.501      -     80.000                   8                 218,941.42                         0.52
80.001      -     85.000                   7                 212,234.47                         0.50
85.001      -     90.000                  17                 580,888.51                         1.38
90.501      -     95.000                  26                 722,822.55                         1.72
95.001      -    100.000                1728              39,506,915.55                        93.81
    Total                              1,833             $42,114,829.63                       100.00%



   * The weighted average Credit Limit Utilization Rate is approximately
98.34%.











Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 20 of 27)



                                                         GROUP III LOANS

                                                 COMBINED LOAN-TO-VALUE RATIOS *

                                     NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
COMBINED LOAN-TO-VALUE RATIOS (%)      LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

 10.01     -        15.00                   2             $38,350.00                      0.09%
 15.01     -        20.00                   1              11,000.00                      0.03
 20.01     -        25.00                   1              11,000.00                      0.03
 35.01     -        40.00                   2              25,999.71                      0.06
 40.01     -        45.00                   5              63,000.00                      0.15
 45.01     -        50.00                   3              33,000.00                      0.08
 50.01     -        55.00                   3              32,885.19                      0.08
 55.01     -        60.00                   7              76,969.32                      0.18
 60.01     -        65.00                  13             142,257.66                      0.34
 65.01     -        70.00                  26             283,610.16                      0.67
 70.01     -        75.00                  30             328,897.56                      0.78
 75.01     -        80.00                  56             630,408.82                      1.50
 80.01     -        85.00                  67             789,665.36                      1.88
 85.01     -        90.00                  80             884,249.39                      2.10
 90.01     -        95.00                  88             971,681.60                      2.31
 95.01     -       100.00                 131           1,461,844.24                      3.47
100.01     -       105.00                 197           3,553,422.75                      8.44
105.01     -       100.00                 262           5,827,134.42                     13.84
110.01     -       115.00                 244           6,237,766.56                     14.81
115.01     -       120.00                 191           5,948,750.46                     14.13
120.01     -       125.00                 405          14,553,936.64                     34.56
125.01     -       130.00                  14             153,999.79                      0.36
           N/A                              5              55,000.00                      0.13
    Total                               1,833         $42,114,829.63                    100.00%

   * The weighted average Combined Loan-to-Value Ratio is approximately 111.97%.



                                        STATISTICAL CALCULATION DATE PRINCIPAL BALANCES *

STATISTICAL CALCULATION DATE         NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
PRINCIPAL BALANCES                    LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

  $0.01      -     $10,000.00              27                  $195,735.86                 0.46%
$10,000.01   -     $20,000.00           1,045                12,385,597.17                29.41
$20,000.01   -     $30,000.00             247                 6,172,691.58                14.66
$30,000.01   -     $40,000.00             242                 8,342,230.65                19.81
$40,000.01   -     $50,000.00             149                 6,957,067.14                16.52
$50,000.01   -     $60,000.00              40                 2,195,147.46                 5.21
$60,000.01   -     $70,000.00              35                 2,287,458.90                 5.43
$70,000.01   -     $80,000.00              48                 3,578,900.87                 8.50
    Total                               1,833               $42,114,829.63               100.00%


   * The average Statistical Calculation Date Principal Balance is approximately $22,975.90.







Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 21 of 27)




                                                         GROUP III LOANS

                                                  MORTGAGED PROPERTIES SECURING

                                      NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
 PROPERTY TYPE                          LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

 Condominium                                75         $2,023,340.92                 4.80%
 Multi-Family                               12            130,942.54                 0.31
 Planned Unit Development                   57          2,440,816.64                 5.80
 Single-Family Dwelling                   1689         37,519,729.53                89.09
 Total                                   1,833        $42,114,829.63               100.00%




                                                ORIGINAL TERM TO STATED MATURITY *

                                         NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
    ORIGINAL TERM TO STATED MATURITY       LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

121       -        180                       1                  $45,771.10                       0.11%
181       -        240                   1,831               42,036,358.53                      99.81
241       -        300                       1                   32,700.00                       0.08
    Total                                1,833              $42,114,829.63                     100.00%


   * The weighted average Original Term to Stated Maturity is approximately 240 months.




                                                   REMAINING TERM TO MATURITY *

                                      NUMBER OF      STATISTICAL CUT-OFF DATE   PERCENTAGE OF STATISTICAL
 REMAINING TERM TO MATURITY             LOANS           PRINCIPAL BALANCE          CUT-OFF DATE BALANCE

 121       -        180                      1                $45,771.10                  0.11%
 181       -        240                  1,831             42,036,358.53                 99.81
 241       -        300                      1                 32,700.00                  0.08
    Total                                1,833            $42,114,829.63                100.00%

   * The weighted average Remaining Term to Maturity is approximately 234 months.







Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 22 of 27)




                                                         GROUP III LOANS

                                                       YEAR OF ORIGINATION*

                                         NUMBER OF      STATISTICAL CUT-OFF DATE  PERCENTAGE OF STATISTICAL
YEAR OF ORIGINATION                        LOANS           PRINCIPAL BALANCE        CUT-OFF DATE BALANCE

1997                                           6                  $152,034.32              1.88%
1998                                         248                 9,298,638.86             22.08
1999                                       1,579                32,664,156.45             77.56
Total                                      1,833               $42,114,829.63            100.00%

* The earliest month and year of origination is June 1997 and the latest month and year of origination is October 1999.



                                                          OCCUPANCY TYPE

                                    NUMBER OF      STATISTICAL CUT-OFF DATE  PERCENTAGE OF STATISTICAL
OCCUPANCY TYPE                        LOANS           PRINCIPAL BALANCE        CUT-OFF DATE BALANCE

Owner Occupied                        1,822           $41,970,329.63                  99.66%
Second Home                              11               144,500.00                   0.34
Total                                 1,833           $42,114,829.63                 100.00%




                                                          CREDIT QUALITY

                                  NUMBER OF      STATISTICAL CUT-OFF DATE  PERCENTAGE OF STATISTICAL
CREDIT SCORES                       LOANS           PRINCIPAL BALANCE        CUT-OFF DATE BALANCE

Excellent                            1,255          $33,112,951.29                   78.63%
Superior                               295            5,206,374.07                   12.36
Good                                   207            2,933,209.66                    6.96
Fair                                    46              501,522.72                    1.19
Unknown                                 30              360,771.89                    0.86
Total                                1,833          $42,114,829.63                  100.00%







Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 23 of 27)


                                                         GROUP III LOANS

                                    GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES SECURING*

                                    NUMBER OF      STATISTICAL CUT-OFF DATE  PERCENTAGE OF STATISTICAL
    STATES                            LOANS           PRINCIPAL BALANCE         CUT-OFF DATE BALANCE

California                          395             $8,760,978.50                        20.80%
Florida                             281              5,200,084.61                        12.35
Georgia                             146              2,233,782.62                         5.30
Virginia                            136              3,063,076.42                         7.27
Pennsylvania                        122              1,855,430.98                         4.41
Ohio                                 64              1,966,371.75                         4.67
New York                             38              1,269,308.43                         3.01
New Jersey                           96              2,315,398.77                         5.50
Washington                          110              2,179,528.18                         5.18
Oregon                               89              1,817,944.72                         4.32
Michigan                             38              1,280,467.95                         3.04
Maryland                             61              2,121,022.09                         5.04
Illinois                             42              1,535,358.60                         3.65
Other (< 2%)                        215              6,516,076.01                        15.47
Total                             1,833            $42,114,829.63                       100.00%







Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 24 of 27)



                                                         GROUP III LOANS

                                                      DEBT-TO-INCOME RATIOS*

                                       NUMBER OF      STATISTICAL CUT-OFF DATE  PERCENTAGE OF STATISTICAL
 DEBT-TO-INCOME RATIOS (%)              LOANS           PRINCIPAL BALANCE         CUT-OFF DATE BALANCE

 0.01       -        5.00                   2                    $44,944.63                    0.11%
 5.01       -       10.00                   7                     84,041.02                    0.20
10.01       -       15.00                   7                     80,677.12                    0.19
15.01       -       20.00                  15                    243,708.35                    0.58
20.01       -       25.00                  47                    861,242.13                    2.04
25.01       -       30.00                 111                  2,693,535.18                    6.40
30.01       -       35.00                 206                  4,790,812.85                   11.38
35.01       -       40.00                 255                  6,596,930.61                   15.66
40.01       -       45.00                 298                  7,401,056.55                   17.57
45.01       -       50.00                 326                  8,381,491.14                   19.90
50.01       -       55.00                 263                  7,578,899.62                   18.00
         55.01+                           296                  3,357,490.43                    7.97
    Total                               1,833                $42,114,829.63                  100.00%

   * Based on the available information, the weighted average Debt-to-Income Ratios is approximately 44.13%.







Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 25 of 27)


                                                       SENSITIVITY TABLES*


Class A-1 (to call)
Gross CPR                                  0%        10%       14%       19%       24%      29%

Average Life (years)                      12.33      6.39      5.11      4.01      3.27      2.74
Modified Duration(years)                   7.32      4.45      3.76      3.12      2.65      2.29
First Principal Payment                 5/25/00   5/25/00   5/25/00   5/25/00   5/25/00   5/25/00
Last Principal Payment                  4/25/18   9/25/14   5/25/12   11/25/09  1/25/08   8/25/06
Principal Lockout (months)                    4         4         4          4        4         4
Principal Window (months)                   216       173       145        115       93        76
Illustrative Yield @ Par (30/360)          7.71%    7.67%     7.65%      7.62%    7.59%      7.56%


Class  A-1 (to Maturity)
Gross CPR                                  0%        10%       14%       19%       24%      29%

Average Life (years)                      12.37      6.57      5.34      4.26      3.50      2.95
Modified Duration(years)                   7.33      4.50      3.84      3.22      2.76      2.40
First Principal Payment                 5/25/00   5/25/00   5/25/00   5/25/00   5/25/00   5/25/00
Last Principal Payment                  1/25/19   10/25/18  6/25/18   7/25/17   11/25/15 11/25/13
Principal Lockout (months)                    4         4         4          4        4         4
Principal Window (months)                   225       222       218        207      187       163
Illustrative Yield @ Par (30/360)          7.71%    7.68%     7.66%      7.64%    7.62%      7.59%


*Based on December 15, 1999 Settlement Date.




                                                       SENSITIVITY TABLES*





Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 26 of 27)


                                                       SENSITIVITY TABLES*


Class A-2 (to call)
Gross CPR                                  0%         9%       13%       17%       21%      26%

Average Life (years)                       9.21      5.41      4.39      3.61      3.01      2.74
Modified Duration(years)                   5.97      3.88      3.28      2.81      2.42      2.05
First Principal Payment                 1/25/00   1/25/00   1/25/00   1/25/00   1/25/00   1/25/00
Last Principal Payment                  8/25/14   10/25/12  5/25/11   10/25/09  4/25/08   11/25/06
Principal Lockout (months)                    0         0         0          0        0         0
Principal Window (months)                   176       154       137        118      100        83
Illustrative Yield @ Par (30/360)          7.85%    7.80%     7.78%      7.75%    7.72%      7.68%


Class  A-2 (to Maturity)
Gross CPR                                  0%         9%       13%       17%       21%      26%

Average Life (years)                       9.24      5.51      4.53      3.78      3.21      2.65
Modified Duration(years)                   5.98      3.92      3.34      2.88      2.51      2.14
First Principal Payment                 1/25/00   1/25/00   1/25/00   1/25/00   1/25/00   1/25/00
Last Principal Payment                  3/25/15   2/25/15  12/25/14  10/25/14   4/25/14   4/25/13
Principal Lockout (months)                    0         0         0         0         0         0
Principal Window (months)                   183       182       180        178      172       160
Illustrative Yield @ Par (30/360)          7.85%    7.81%     7.79%      7.77%    7.75%      7.72%


*Based on December 15, 1999 Settlement Date.




                                                       SENSITIVITY TABLES*





Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

IRWIN HOME EQUITY LOAN TRUST 1999-3
Computational Materials (Page 27 of 27)


                                                                              SENSITIVITY TABLES*


Class A-3 (to call)
Gross CPR(1)                               2%        10%       14%       19%       24%      29%

Average Life (years)                       15.81     7.42      5.52      3.95      3.03      2.43
Modified Duration(years)                    9.35     5.13      4.07      3.13      2.52      2.08
First Principal Payment                 1/25/00   1/25/00   1/25/00   1/25/00   1/25/00   1/25/00
Last Principal Payment                  6/25/19   6/25/19   8/25/17   2/25/12   1/25/09   2/25/07
Principal Lockout (months)                    0         0         0         0         0         0
Principal Window (months)                   234       234       212       146       109        86
Illustrative Yield @ Par (30/360)          6.18%     6.18%     6.19%     6.20%     6.20%     6.21%


Class  A-3 (to Maturity)
Gross CPR(1)                               2%        10%       14%       19%       24%      29%

Average Life (years)                      15.81      7.42      5.61      4.18      3.26      2.63
Modified Duration(years)                   9.35      5.13      4.10      3.23      2.63      2.19
First Principal Payment                 1/25/00   1/25/00   1/25/00   1/25/00   1/25/00   1/25/00
Last Principal Payment                  6/25/19   6/25/19   6/25/19   6/25/19   6/25/19   6/25/16
Principal Lockout (months)                    0         0         0         0         0         0
Principal Window (months)                   234       234       234        234      234       198
Illustrative Yield @ Par (30/360)          6.18%     6.18%     6.19%     6.21%     6.22%     6.23%

(1) Assumes a Gross CPR as indicated above less a constant draw rate of 2% per annum.

*Based on December 15, 1999 Settlement Date.




                                                       SENSITIVITY TABLES*





Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.